FORM OF CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

This Code of Business Conduct and Ethics (this “Code”) sets forth the basic guidelines that HyperFeed Technologies (“we,” “us,” “our” or the “Company”) expects its employees, officers and directors to follow in conducting the Company’s business.

In particular, the purpose of this Code is designed to deter wrongdoing and to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Securities and Exchange Commission (the “Commission”) and other public communications, compliance with applicable governmental laws, rules and regulations, prompt internal reporting of violations of this Code and accountability for adherence to this Code.

This Code does not address every situation that may arise, but sets out basic principles to guide our actions. Good judgment based upon an understanding of the laws, regulations and principles of ethics is the best safeguard against improper or unethical conduct. Each employee, officer and director is expected to attain a level of understanding of this Code, which will enable the exercise of proper judgment on these matters.

Compliance with Laws, Rules and Regulations

All of our employees, officers, and directors must respect and comply with the laws, rules and regulations of the countries, states and other jurisdictions in which we conduct business. Although each employee, officer and director is not required to know the details of all relevant laws, it is important to be sufficiently familiar with the laws to know when to seek the advice of supervisors or our Chief Financial Officer.

Compliance with the laws includes, without limitation, compliance with the laws against insider trading of our securities. We have in place a written policy to protect shareholder investments by strictly limiting and providing guidelines for trading in Company securities by employees, officers and directors consistent with the federal securities laws and regulations. If you are uncertain whether certain conduct constitutes insider trading, you should refer to the written policy or discuss the matter with our Chief Financial Officer.

Our records, including but not limited to, customer contracts, company correspondence, compliance reports to government agencies, books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect our transactions and arrangements and must conform both to applicable legal requirements and to our system of internal controls. Unrecorded or “off the books” funds, transactions or assets should not be maintained.

It is our policy to have full, fair, accurate, timely and understandable disclosures in our financial and operational reports filed with the Securities and Exchange Commission, state and federal regulatory agencies and other public communications. We expect our employees, officers and directors to take our public disclosure requirements very seriously and to provide prompt, accurate answers to internal inquiries related to our public disclosures.

Records should always be retained or destroyed according to our written document and record retention policies. In accordance with those policies, in the event of there being a reasonable likelihood of litigation or governmental investigation, please consult with our Chief Financial Officer.

The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities that may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate our policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Our Chief Financial Officer can provide guidance in this area.

Corporate Opportunities

Our employees, officers, and directors are prohibited from misappropriating for themselves any opportunities that are discovered through the use of our property, information or their position. No employee, officer or director may use our property, information or his or her position for improper personal gain, and no employee, officer or director may compete with us directly or indirectly. Our employees, officers and directors owe a duty to us to advance our interests when the opportunity to do so arises.

Conflicts of Interest

Our employees, officers, and directors shall refrain from any conduct that would create a “conflict of interest.” A conflict of interest occurs when an individual’s private interest interferes, or even appears to interfere, in any way with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her work for us objectively and effectively. Conflicts of interest also arise when an employee, officer or director or a member of his or her family, receives improper personal benefits as a result of the position that the employee, officer or director holds with us. Loans to, or guarantees of obligations of, such persons and their family members may create conflicts of interest. If you become aware of any material transaction or relationship that reasonably could be expected to give rise to such a conflict of interest you should consult with our Chief Financial Officer. You should also consult with our Chief Financial Officer if you are uncertain whether a situation creates, or even appears to create, a conflict of interest.

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should be offered, given, provided or accepted by any of our employees, any family member of our employees or our agents unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Employees should discuss with any member of our Senior Leadership Team, or our Chief Financial Officer any gifts or proposed gifts, the appropriateness of which may be uncertain. Members of our Senior Leadership Team or our board of directors should discuss any such matters with our Chief Financial Officer if they are unsure of the application of this policy.

It is almost always a conflict of interest for our employees to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf.

Confidentiality

Our employees, officers and directors shall maintain the confidentiality of information entrusted to them by us or by third parties who expect us to keep such information confidential. Such information must not be disclosed to others, except when disclosure is required by laws or regulations, or is authorized by appropriate personnel of the Company. Confidential information includes all non-public information the disclosure of which might be of use to competitors, or harmful to us or to third parties who have entrusted such information to us with an expectation of confidentiality. If you are uncertain whether information is confidential you should consult any member of our Senior Leadership Team including our Chief Financial Officer. Members of the Senior Leadership Team or members of our board of directors should direct any questions concerning this policy or its applicability to a specific situation to our Chief Financial Officer.

Fair Dealing

We seek to outperform our competition fairly and honestly, and we seek competitive advantages through superior performance, never through unethical or illegal business practices. Each employee, officer and director shall endeavor to respect the rights of and deal fairly with our other employees, officers, directors, customers, suppliers and competitors. No employee, officer or director shall take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited.

Protection and Proper Use of Company Assets

All of our employees, officers, and directors are expected to take all reasonable steps to protect our assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on our profitability. All Company assets shall be used for legitimate business purposes. Our assets shall not be used for personal use unless authorized by our policies or an appropriate official of the Company.

Inquiries for Information

Inquiries from the government, the financial/analyst community or the media must be brought to the attention of the appropriate Company personnel so that we can properly and thoroughly respond. If a representative of a governmental agency seeking an interview or making a non-routine request for documents contacts you, you should immediately contact our Chief Financial Officer so that appropriate arrangements can be made to fully comply with our legal obligations. Even if you believe you can respond to questions, no employee is authorized to speak with analysts or members of the media unless specifically authorized. All inquiries from the financial/analyst community and the media should be referred to our Chief Financial Officer.

Reporting of Illegal or Unethical Behavior

Generally. Our employees are encouraged to talk to supervisors, managers, or any member of our Senior Leadership Team about the best course of action in a particular situation. Unresolved issues or concerns should be escalated to the Chief Financial Officer without hesitation. Our officers and directors should discuss such matters with our Chief Financial Officer. The Company is committed to providing a workplace conducive to open discussion of its business practices, including potential illegal or unethical behavior. In particular, employees and officers are encouraged to report either orally or in writing all evidence of activity by one or more of our departments or employees or officers that the reporting person believes may constitute a violation of law, unethical business conduct and or a violation of this Code.

If an employee would like to report an alleged improper activity they should contact their immediate supervisor, or the supervisor’s manager. In the case of oral reports the person receiving the report shall immediately generate a written summary of the report. The receiving supervisor shall confirm the accuracy of the written summary of any oral report with the reporting employee within one business day unless the report was submitted anonymously. If the report is filed other than with the Chief Financial Officer, the person with whom it is filed shall, without exception, promptly inform the Chief Financial Officer of the filing of the report and provide a copy thereof or of the summary thereof to the Chief Financial Officer. If the report is being made by an officer or director it shall be made directly to the Chief Financial Officer.

Employees, officers and directors are encouraged to provide as much specific information as possible including names, dates, places, and events that took place, their perception of why the incident(s) may be a violation, and what action they recommend be taken. Anonymous written or telephonic communications will be accepted. Every report will be thoroughly and promptly investigated by management with the cooperation of the reporting employee (unless the report was made anonymously), officer or director. Information collected during any investigation will be shared with others who have a business related need to know. Unless the report is made anonymously, the results will be communicated to the reporting employee, officer or director.

Complaints about Accounting, Internal Accounting Controls or Audit Matters. Employees or officers with complaints about accounting, internal accounting controls or audit matters may report those issues confidentially to the Audit Committee of the Board of Directors by logging into the HyperFeed smtp webmail site and clicking on the “code of ethics” link. After the reporting person completes the form that will appear on the website, an e-mail from the website will be sent to the Audit Committee Chair, and the Chief Financial Officer. The reporting person will not be identified and no reply can be sent unless the reporting person types in his or her name and contact information. The Audit Committee will retain any such messages for a reasonable period of time, may discuss the matter with the Chief Financial Officer, with independent advisors, non-management directors, or with the Company’s Management, or may take other action or no action in his or her good faith judgment and discretion.

Complaints Regarding Other Significant Corporate or Individual Matters. Any interested party (“Interested Party”) may communicate with the Lead Independent Director of the board by accessing the Investor Relations page at www.hyperfeed.com/company/ethics.php and submitting the form on that page. After completing the form that will appear on the website, an e mail from the website will be sent to the Lead Independent Director, and a copy will be sent to the Chief Financial Officer of the Company. As the sender of an e mail from this link an Interested Party will not be identified and no reply can be sent unless the Interested Party types in his or her name and contact information. The Chief Financial Officer will retain any such messages for a reasonable period of time. The Lead Independent Director may discuss the matter with the Chief Financial Officer and other members of the management team as deemed appropriate, with independent advisors, non-management directors or may take other action or no action in his or her good faith judgment and discretion.

Retaliation and Whistleblower Protection

Employees or officers who make reports of suspected violations of this Code of Business Conduct and Ethics, or regarding accounting, internal accounting controls or audit matters will be protected from retaliation, such as discipline or involuntary termination of employment as a result of their reports. Every reported allegation of illegal or unethical behavior will be thoroughly and promptly investigated by management with the cooperation of the employee or officer who reported it, unless the submission was made anonymously. Information collected during the investigation will be shared with others who have a business related need to know. Unless the report is made anonymously, the result of any investigation will be communicated to the reporting person subject to any applicable legal prohibitions or privileges.

If an employee or officer believes that he or she has been subjected to any retaliatory action that violates this Code, a complaint should be made to their supervisor, the manager of such supervisor, our Employee Relations Manager or any member of our Senior Leadership Team. If the complaint is filed other than with the Chief Financial Officer, the person with whom it is filed shall, without exception, promptly inform the Chief Financial Officer of the filing of the complaint and provide a copy of all written materials with respect to the complaint. Should an employee or officer file a report or provide evidence which he or she knows to be false or without a reasonable belief in the truth and accuracy of such information, he or she will not be protected by the above policy statement and the making of such a report may be subject to disciplinary action, as a violation of this Code.

Administration of this Code

We have designated our Chief Financial Officer as the party responsible for administering this Code. Our Chief Financial Officer is responsible for receiving, collecting, reviewing, processing and resolving questions, concerns and reports by employees, officers, or directors on the matters described above and other similar matters. Employees are encouraged to discuss issues and concerns of the type covered by this Code with your supervisor, your supervisor’s manager, our Employee Relations Manager or any member of our Senior Leadership Team who are in turn responsible for informing the Chief Financial Officer of any concerns raised. Officers or directors may raise any such matters directly with the Chief Financial Officer. Employees are also encouraged and permitted to discuss such issues or concerns directly with our Chief Financial Officer. Our Chief Financial Officer will refer complaints submitted, as he or she determines to be appropriate or as required by law to the Lead Independent Director of our Board of Directors or to the Chair of the Audit Committee of the Board.

Our Chief Financial Officer will periodically report directly to the Audit Committee of the Board of Directors on material matters arising under this Code as required by applicable law and stock exchange rules. Our Chief Financial Officer’s responsibilities under this Code include:

•	administering, implementing and overseeing ongoing compliance under this Code;

•	establishing and administering procedures to assure that complaints from employees, officers and directors will be collected, reviewed promptly, resolved in an appropriate manner, and retained;

•	making himself or herself available to discuss with employees, officers and directors any questions or complaints they raise or reports they file;

•	establishing specifications for and providing requested support to Human Resources with respect to training and educational programs designed to ensure that our employees and officers (including employees with supervisory authority with respect to other employees, or who are otherwise involved in the administration of our policies) are aware of this Code, know how to seek help in interpreting or applying it, are aware of procedures for reporting suspected violations and are aware of the requirement that the Chief Financial Officer be informed of every complaint that arises, under this Code; and

•	to ensure that our Disclosure Committee responsible for preparing and reviewing the Company’s public filings and other public disclosures is made aware of complaints involving our accounting, auditing, and internal auditing controls or disclosure practices made by employees or by others.

Waivers of the Code of Business Conduct and Ethics

A violation of this Code by any employee or officer may result in penalties up to and including dismissal. Violations of this Code by employees other than officers or directors of the corporation may be waived by the Chief Financial Officer. Violations of this Code by our corporate officers or directors may only be waived by the disinterested Independent Members of our Board of Directors. Any such waiver with respect to an officer or director must be promptly disclosed to the public in accordance with applicable laws and stock exchange rules.

Review of the Code

It is our policy to review this Code not less frequently than annually in order to ensure that the Code continues to fulfill its mission of providing guiding principles designed to ensure that the Company and its employees, officers and directors conduct business in an ethical and appropriate manner. In addition, it is also our policy that employees, officers and directors will be asked to review this Code not less frequently than annually and attest to such review and understanding of the provisions of this Code.

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